Summary prospectus

Delaware VIP® Government Cash Management Series — Standard Class

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Series’ shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Series that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Before you invest, you may want to review the Series’ statutory prospectus (and any supplements thereto), which contains more information about the Series and its risks. You can find the Series’ statutory prospectus and other information about the Series, including its statement of additional information and most recent reports to shareholders, online at delawarefunds.com/dcio/literature. You can also get this information at no cost by calling 800 523-1918. The Series’ statutory prospectus and statement of additional information, both dated Oct. 4, 2019 (and any supplements thereto), are incorporated by reference into this summary prospectus.

What is the Series’ investment objective?

Delaware VIP Government Cash Management Series seeks to earn current income consistent with the preservation of capital and maintenance of liquidity.

What are the Series’ fees and expenses?

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Series. The fee table and example do not reflect any fees or sales charges imposed by variable insurance contracts. If they did, the expenses would be higher.

Annual series operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	Standard
Management fees	0.45%
Distribution and service (12b-1) fees	none
Other expenses	0.56%
Total annual series operating expenses	1.01%
Fee waivers and expense reimbursements	(0.18%)[1]
Total annual series operating expenses after fee waivers and expense reimbursements	0.83%

[1]

The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual series operating expenses from exceeding 0.83% of the Series’ average daily net assets from Oct. 4, 2019 through Oct. 31, 2021. These waivers and reimbursements may only be terminated by agreement of the Manager and the Series.

Example

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects

Summary prospectus

the Manager’s expense waivers and reimbursements for the 2-year contractual period and the total operating expenses without waivers for years 3 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	Standard
1 year	$85
3 years	$285
5 years	$522
10 years	$1,203

What are the Series’ principal investment strategies?

The Series intends to operate as a “government money market fund” as defined in Rule 2a-7 under the Investment Company Act of 1940 as amended. The Series will invest at least 99.5% of its total assets in (i) US Government securities; (ii) cash; and/or (iii) repurchase agreements that are collateralized fully by cash and/or US Government securities. In addition, under normal circumstances, the Series will invest at least 80% of its net assets, including any borrowings for investment purposes, in US Government securities and repurchase agreements collateralized fully by cash or US Government securities. US Government securities include: US Treasury bills and notes; obligations issued by the US Government, its agencies or instrumentalities, including securities issued by entities chartered by Congress that are not issued or guaranteed by the US Treasury, including the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Federal Home Loan Banks and Federal Farm Credit Banks; and obligations issued by issuers that are guaranteed as to principal or interest by the US Government, its agencies or instrumentalities, including the Government National Mortgage Association. The Series may invest in fixed, variable and floating rate instruments. The Series generally invests in securities with remaining maturities of 397 days or less.

The Series’ portfolio is managed to meet regulatory requirements that permit the Series to maintain a stable net asset value (NAV) of $1.00 per share. These include requirements relating to the credit quality, maturity, liquidity and diversification of the Series investments.

What are the principal risks of investing in the Series?

You could lose money by investing in the Series. Although the Series seeks to preserve a $1.00 per share net asset value, it cannot guarantee it will do so. An investment in the Series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Series’ sponsor has no legal obligation to provide financial support to the Series, and you should not expect that the sponsor will provide support to the Series at any time. The Series’ principal risks include:

Market risk — The prices of the debt securities held by the Series may decline in response to certain events, such as general economic and market conditions, adverse political or regulatory developments and interest rate fluctuations. Adverse market events may lead to increased redemptions, which could cause the Series to experience a loss or difficulty in selling securities to meet redemptions or cause the Series’ NAV to decline below $1.00 per share. Supply issues could arise within the US Treasury securities market as demand increases for US Government securities.

Yield risk — The yields received by the Series on its investments will generally decline as interest rates decline.

Interest rate risk — Like the values of other debt instruments, the market values of US government securities are affected by changes in interest rates. When interest rates rise, the market values of US government securities generally decline. This could cause the Series’ NAV to decline below $1.00 per share. Interest rates across the US economy have recently increased and may continue to increase, thereby heightening the Series’ exposure to the risks associated with rising interest rates.

Repurchase agreement risk — If the seller in a repurchase agreement transaction defaults on its obligation to repurchase a security, the Series may suffer delays, incur costs and lose money in exercising its rights.

Credit risk — The US Government securities the Series invests in may or may not be backed by the full faith and credit of the US Government. Securities issued by US Government sponsored enterprises are supported only by the credit of the issuing entity. The value of an investment will decline if there is a default by or a deterioration in the credit quality of the issuer or a provider of a credit enhancement or demand feature. This could cause the Series’ NAV to decline below $1.00 per share.

Liquidity risk — Certain investments may be difficult or impossible to sell at a favorable time or price. Market developments may cause the Series’ investments to become less liquid and subject to erratic price movements, which may have an adverse effect on the Series’ ability to maintain a $1.00 share price.

The Series’ Manager is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by US laws and regulations.

How has Delaware VIP® Government Cash Management Series performed?

The bar chart and table below provide some indication of the risks of investing in the Series. The Series has adopted the performance of the First Investors Life Series Government Cash Management Fund (Predecessor Series) as the result of a reorganization of the Predecessor Series into the Series which was consummated after the close of business on Oct. 4, 2019 (Reorganization). The Series had not yet commenced operations prior to the Reorganization. The bar chart shows changes in the performance of the Predecessor Series from year to year and shows how the Predecessor Series’ average annual total returns for the 1-, 5-, and 10-year or lifetime periods. The Predecessor Series’ past performance (before and after taxes) is not necessarily an indication of how the Series will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps.

The returns shown for periods ending on or prior to Oct. 4, 2019 are those of the Predecessor Series. The returns of the Series will be different from the returns of the Predecessor Series as they have different expenses.

Updated performance information is available by calling 800 523-1918 or by visiting our website at delawarefunds.com/dcio/performance.

Performance reflects all Series expenses but does not include any fees or sales charges imposed by variable insurance contracts. If they had been included, the returns shown below would be lower. Investors should consult the variable contract prospectus for more information.

Calendar year-by-year total return

During the periods illustrated in this bar chart, the Series’ highest quarterly return was 0.41% for the quarter ended Dec. 31, 2018, and its lowest quarterly return was 0.00% for each quarter beginning with the quarter ended Dec. 31, 2009 through the quarter ended June 30, 2017.

Average annual total returns for periods ended December 31, 2018

	1 year	5 years	10 years
Government Cash Management Series	1.24%	0.30%	0.17%
ICE BofAML US 3-Month Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)*	1.87%	0.63%	0.37%

* The Series added a broad-based securities index as of Oct. 4, 2019. The Series elected to use the new index because it reflected the Series’ investment strategies.

Who manages the Series?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Summary prospectus

Purchase and redemption of Series shares

Shares are sold only to separate accounts of life insurance companies at net asset value (NAV). Please refer to the variable annuity or variable life insurance product contract prospectus for more information about the purchase and redemption of shares.

Tax information

The dividends and distributions paid from the Series to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Series must be purchased through separate accounts used to fund variable annuity contracts or variable life insurance contracts (variable contracts), such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. You should refer to your variable contract prospectus for more information on these tax consequences.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Series through a broker/dealer or other financial intermediary (such as an insurance company), the Series and its related companies may pay the intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SMPR-VIP-850 [12/31] [10/19]